Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2020

•Diluted EPS of $0.42 ($0.61, as adjusted)
•Operating margin of 26.8% (38.2%, as adjusted)
•AUM of $57.4 billion; average AUM of $69.0 billion
•Net inflows of $1.2 billion

NEW YORK, NY, April 22, 2020—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended March 31, 2020.

Financial Highlights
(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
U.S. GAAP
Revenue	$105,830	$109,847	$94,226
Expenses	$77,461	$63,385	$58,791
Operating income (loss)	$28,369	$46,462	$35,435
Non-operating income (loss)	$(19,843)	$1,352	$14,910
Net income attributable to common stockholders	$20,572	$36,728	$32,543
Diluted earnings per share	$0.42	$0.75	$0.68
Operating margin	26.8%	42.3%	37.6%

As Adjusted (1)
Net income attributable to common stockholders	$29,439	$35,997	$27,424
Diluted earnings per share	$0.61	$0.74	$0.58
Operating margin	38.2%	43.1%	38.1%
_________________________ (1) The “As Adjusted” amounts represent non-GAAP financial measures. Refer to pages 14-15 for reconciliations to the most directly comparable U.S. GAAP financial measures.

U.S. GAAP
This section discusses the financial results of the Company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the first quarter of 2020 was $105.8 million, a decrease of $4.0 million, or 3.7% from $109.8 million for the fourth quarter of 2019. The change was primarily due to a decrease in investment advisory and administration fees of $3.9 million attributable to lower average assets under management and one less day in the quarter. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue decreased $1.4 million to $27.9 million;
•Open-end fund revenue decreased $1.3 million to $49.8 million; and
•Closed-end fund revenue decreased $1.1 million to $19.6 million.
Expenses
Expenses for the first quarter of 2020 were $77.5 million, an increase of $14.1 million, or 22.2% from $63.4 million for the fourth quarter of 2019. The change was primarily due to:
•Higher employee compensation and benefits of $3.6 million, primarily due to higher payroll taxes of $807,000 resulting from the appreciated value of restricted stock units delivered in January 2020, an increase in salaries of $652,000, an increase in the company’s defined contribution match of $533,000 and higher production compensation of $302,000. The fourth quarter of 2019 included a cumulative adjustment to reflect actual incentive compensation to be paid; and
•Higher general and administrative expenses of $10.6 million, primarily due to $11.5 million of expenses associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering, partially offset by lower travel and entertainment expenses of $724,000.
Operating Margin
Operating margin was 26.8% for the first quarter of 2020, compared with 42.3% for the fourth quarter of 2019.

Non-operating Income (Loss)
(in thousands)	Three Months Ended
	March 31, 2020				December 31, 2019
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$607		$542	$1,149	$594		$948	$1,542
Gain (loss) from investments—net	(22,027)		—	(22,027)	1,463		—	1,463
Foreign currency gains (losses)—net	(473)		1,508	1,035	773		(2,426)	(1,653)
Total non-operating income (loss)	$(21,893)	(1)	$2,050	$(19,843)	$2,830	(1)	$(1,478)	$1,352
_________________________

(1) Amounts included loss of $12.5 million and gain of $1.2 million attributable to third-party interests for the three months ended March 31, 2020 and December 31, 2019, respectively.

Non-operating loss for the first quarter of 2020 was $19.8 million, compared with non-operating income of $1.4 million for the fourth quarter of 2019. For the first quarter of 2020, non-operating loss from seed investments, excluding a loss of $12.5 million attributable to third-party interests, was $9.4 million, approximating a return of

(17.3%). For the fourth quarter of 2019, non-operating income from seed investments, excluding a gain of $1.2 million attributable to third-party interests, was $1.6 million, approximating a return of 2.6%.
Income Taxes
The effective tax rate for the first quarter of 2020 was 2.2%, compared with 21.2% for the fourth quarter of 2019. The effective tax rate for the first quarter of 2020 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign taxes and the establishment of a valuation allowance associated with unrealized losses on the Company’s seed investments, partially offset by discrete tax items, primarily related to the appreciated value of the restricted stock units delivered in January 2020. The effective tax rate for the fourth quarter of 2019 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign taxes, offset by the reversal of certain liabilities associated with unrecognized tax benefits and the release of a portion of the valuation allowance associated with unrealized gains on the Company's seed investments.
As Adjusted
The term “As Adjusted” is used to identify non-GAAP financial information in the discussion below. Refer to pages 14-15 for reconciliations to the most directly comparable U.S. GAAP financial measures.
Revenue
Revenue, as adjusted, for the first quarter of 2020 was $105.8 million, compared with $109.8 million for the fourth quarter of 2019.
Revenue, as adjusted, excluded the impact of consolidation of certain of the Company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the first quarter of 2020 were $65.4 million, compared with $62.5 million for the fourth quarter of 2019.
Expenses, as adjusted, excluded the following:
•The impact of consolidation of certain of the Company's seed investments for both periods;
•Amounts related to the accelerated vesting of certain restricted stock units for the fourth quarter of 2019; and
•Costs associated with the Cohen & Steers Quality Income Reality Fund, Inc. rights offering for both periods.
Operating Margin
Operating margin, as adjusted, for the first quarter of 2020 was 38.2%, compared with 43.1% for the fourth quarter of 2019.
Non-operating Income
Non-operating income, as adjusted, for the first quarter of 2020 was $123,000, compared with $1.3 million for the fourth quarter of 2019.

Non-operating income, as adjusted, excluded the following for both periods:
•Results from the Company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
Income Taxes
The effective tax rate, as adjusted, for the first quarter of 2020 was 27.4%, compared with 26.1% for the fourth quarter of 2019.
The effective tax rate, as adjusted, excluded the tax effects associated with non-GAAP adjustments as well as discrete items for both periods.
•For the first quarter of 2020, the tax effect of non-GAAP adjustments was primarily related to the establishment of a valuation allowance associated with unrealized losses on the Company’s seed investments. Discrete items were primarily related to the appreciated value of the restricted stock units delivered in January 2020; and
•For the fourth quarter of 2019, the tax effect of non-GAAP adjustments was primarily related to the release of a portion of the valuation allowance associated with unrealized gains on the Company's seed investments. Discrete items were primarily related to the reversal of certain liabilities associated with unrecognized tax benefits.

Assets Under Management
(in millions)	As of
By Investment Vehicle	March 31, 2020	December 31, 2019	% Change
Institutional accounts	$25,045	$31,813	(21.3%)
Open-end funds	24,561	30,725	(20.1%)
Closed-end funds	7,763	9,644	(19.5%)
Total	$57,369	$72,182	(20.5%)

By Investment Strategy
U.S. real estate	$23,794	$31,024	(23.3%)
Preferred securities	14,872	17,581	(15.4%)
Global/international real estate	11,005	13,509	(18.5%)
Global listed infrastructure	6,175	8,076	(23.5%)
Other	1,523	1,992	(23.5%)
Total	$57,369	$72,182	(20.5%)

Assets under management at March 31, 2020 were $57.4 billion, a decrease of 20.5% from $72.2 billion at December 31, 2019. The decrease was driven by market depreciation of $15.3 billion and distributions of $671 million, partially offset by net inflows of $1.2 billion.

Institutional Accounts
Assets under management in institutional accounts at March 31, 2020 were $25.0 billion, a decrease of 21.3% from $31.8 billion at December 31, 2019. The change was primarily due to the following:
•Advisory:
◦Net inflows of $697 million, including $794 million into global/international real estate, partially offset by net outflows of $219 million from U.S. real estate; and
◦Market depreciation of $3.3 billion, including $1.3 billion from global/international real estate, $885 million from U.S. real estate and $448 million from global listed infrastructure.
•Japan subadvisory:
◦Net inflows of $280 million, including $242 million into U.S. real estate;
◦Market depreciation of $2.5 billion, including $2.0 billion from U.S. real estate and $486 million from global/international real estate; and
◦Distributions of $316 million, including $309 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $175 million, including $135 million from U.S. real estate; and
◦Market depreciation of $1.4 billion, including $936 million from global/international real estate and $298 million from global listed infrastructure.
Open-end Funds
Assets under management in open-end funds at March 31, 2020 were $24.6 billion, a decrease of 20.1% from $30.7 billion at December 31, 2019. The change was primarily due to the following:
•Net inflows of $67 million, including $266 million into U.S. real estate, partially offset by net outflows of $151 million from preferred securities, $31 million from global/international real estate and $28 million from global listed infrastructure;
•Market depreciation of $6.0 billion, including $3.6 billion from U.S. real estate and $1.6 billion from preferred securities; and
•Distributions of $227 million, including $135 million from preferred securities and $88 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at March 31, 2020 were $7.8 billion, a decrease of 19.5% from $9.6 billion at December 31, 2019. The decrease was the result of market depreciation of $2.1 billion and distributions of $128 million, partially offset by net inflows of $315 million, primarily due to the Cohen & Steers Quality Income Realty Fund, Inc. rights offering.

Investment Performance at March 31, 2020
_________________________
(1) Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2) © 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2020. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
Balance Sheet Information
As of March 31, 2020, cash, cash equivalents, U.S. Treasury securities and seed investments were $140 million. As of March 31, 2020, stockholders' equity was $196 million and the Company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 23, 2020 at 10:00 a.m. (ET) to discuss the Company's first quarter results. Investors and analysts can access the live conference call by dialing 800-741-3792 (U.S.) or +1-212-231-2908 (international); passcode: 21957830. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on April 23, 2020 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21957830. Internet access to the webcast, which includes audio (listen-only), will be available on the Company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in real assets and alternative income, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The Company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the Company's website at www.cohenandsteers.com, as well as the risks associated with or arising from the duration and scope of the ongoing COVID-19 (coronavirus) pandemic, including the impact on demand for our investment products and services; the adverse effect of volatile market conditions, including volatility in equity market prices and real estate securities in particular, on the value of our common stock and our investments; the cost, effects and duration of steps we take in response to the pandemic; and general economic uncertainty in the U.S. and internationally and a worsening of global economic conditions or low levels of economic growth. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2020	December 31, 2019	March 31, 2019 (1)	December 31, 2019	March 31, 2019
Revenue
Investment advisory and administration fees	$97,289	$101,157	$86,804
Distribution and service fees	7,783	7,976	6,973
Other	758	714	449
Total revenue	105,830	109,847	94,226	(3.7%)	12.3%
Expenses
Employee compensation and benefits	38,617	34,993	33,715
Distribution and service fees	14,104	14,371	12,536
General and administrative	23,588	12,942	11,438
Depreciation and amortization	1,152	1,079	1,102
Total expenses	77,461	63,385	58,791	22.2%	31.8%
Operating income (loss)	28,369	46,462	35,435	(38.9%)	(19.9%)
Non-operating income (loss)
Interest and dividend income—net	1,149	1,542	1,541
Gain (loss) from investments—net	(22,027)	1,463	13,864
Foreign currency gains (losses)—net	1,035	(1,653)	(495)
Total non-operating income (loss)	(19,843)	1,352	14,910	*	*
Income before provision for income taxes	8,526	47,814	50,345	(82.2%)	(83.1%)
Provision for income taxes	458	9,854	10,368
Net income	8,068	37,960	39,977	(78.7%)	(79.8%)
Less: Net (income) loss attributable to redeemable noncontrolling interests	12,504	(1,232)	(7,434)
Net income attributable to common stockholders	$20,572	$36,728	$32,543	(44.0%)	(36.8%)

Earnings per share attributable to common stockholders
Basic	$0.43	$0.78	$0.69	(44.4%)	(37.5%)
Diluted	$0.42	$0.75	$0.68	(43.9%)	(38.0%)

Dividends declared per share
Quarterly	$0.39	$0.36	$0.36	8.3%	8.3%
Special	$—	$2.00	$—	(100.0%)	—%

Weighted average shares outstanding
Basic	47,651	47,324	47,146
Diluted	48,591	48,703	47,642
_________________________

*  Not meaningful.
(1) Revenue amounts related to model-based portfolios were reclassified from other (previously reported as portfolio consulting and other) to investment advisory and administration fees.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2020	December 31, 2019	March 31, 2019 (1)	December 31, 2019	March 31, 2019
Institutional Accounts
Assets under management, beginning of period	$31,813	$31,533	$27,148
Inflows	2,263	1,031	851
Outflows	(1,461)	(901)	(1,187)
Net inflows (outflows)	802	130	(336)
Market appreciation (depreciation)	(7,254)	450	3,975
Distributions	(316)	(308)	(361)
Transfers	—	8	5
Total increase (decrease)	(6,768)	280	3,283
Assets under management, end of period	$25,045	$31,813	$30,431	(21.3%)	(17.7%)
Percentage of total assets under management	43.7%	44.1%	46.0%
Average assets under management	$29,894	$31,347	$29,169	(4.6%)	2.5%

Open-end Funds
Assets under management, beginning of period	$30,725	$29,598	$22,295
Inflows	4,377	3,588	3,100
Outflows	(4,310)	(2,038)	(1,690)
Net inflows (outflows)	67	1,550	1,410
Market appreciation (depreciation)	(6,004)	532	2,914
Distributions	(227)	(947)	(207)
Transfers	—	(8)	(5)
Total increase (decrease)	(6,164)	1,127	4,112
Assets under management, end of period	$24,561	$30,725	$26,407	(20.1%)	(7.0%)
Percentage of total assets under management	42.8%	42.6%	39.9%
Average assets under management	$29,808	$30,050	$24,665	(0.8%)	20.9%

Closed-end Funds
Assets under management, beginning of period	$9,644	$9,707	$8,410
Inflows	403	3	—
Outflows	(88)	(80)	—
Net inflows (outflows)	315	(77)	—
Market appreciation (depreciation)	(2,068)	147	1,007
Distributions	(128)	(133)	(127)
Total increase (decrease)	(1,881)	(63)	880
Assets under management, end of period	$7,763	$9,644	$9,290	(19.5%)	(16.4%)
Percentage of total assets under management	13.5%	13.4%	14.0%
Average assets under management	$9,286	$9,616	$8,983	(3.4%)	3.4%

Total
Assets under management, beginning of period	$72,182	$70,838	$57,853
Inflows	7,043	4,622	3,951
Outflows	(5,859)	(3,019)	(2,877)
Net inflows (outflows)	1,184	1,603	1,074
Market appreciation (depreciation)	(15,326)	1,129	7,896
Distributions	(671)	(1,388)	(695)
Total increase (decrease)	(14,813)	1,344	8,275
Assets under management, end of period	$57,369	$72,182	$66,128	(20.5%)	(13.2%)
Average assets under management	$68,988	$71,013	$62,817	(2.9%)	9.8%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2020	December 31, 2019	March 31, 2019 (1)	December 31, 2019	March 31, 2019
Advisory
Assets under management, beginning of period	$15,669	$15,243	$12,065
Inflows	1,434	338	288
Outflows	(737)	(247)	(318)
Net inflows (outflows)	697	91	(30)
Market appreciation (depreciation)	(3,318)	335	1,650
Transfers	—	—	5
Total increase (decrease)	(2,621)	426	1,625
Assets under management, end of period	$13,048	$15,669	$13,690	(16.7%)	(4.7%)
Percentage of institutional assets under management	52.1%	49.3%	45.0%
Average assets under management	$14,836	$15,380	$13,140	(3.5%)	12.9%

Japan Subadvisory
Assets under management, beginning of period	$10,323	$10,305	$9,288
Inflows	558	554	27
Outflows	(278)	(213)	(287)
Net inflows (outflows)	280	341	(260)
Market appreciation (depreciation)	(2,495)	(15)	1,493
Distributions	(316)	(308)	(361)
Total increase (decrease)	(2,531)	18	872
Assets under management, end of period	$7,792	$10,323	$10,160	(24.5%)	(23.3%)
Percentage of institutional assets under management	31.1%	32.4%	33.4%
Average assets under management	$9,620	$10,142	$9,806	(5.1%)	(1.9%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,821	$5,985	$5,795
Inflows	271	139	536
Outflows	(446)	(441)	(582)
Net inflows (outflows)	(175)	(302)	(46)
Market appreciation (depreciation)	(1,441)	130	832
Transfers	—	8	—
Total increase (decrease)	(1,616)	(164)	786
Assets under management, end of period	$4,205	$5,821	$6,581	(27.8%)	(36.1%)
Percentage of institutional assets under management	16.8%	18.3%	21.6%
Average assets under management	$5,438	$5,825	$6,223	(6.6%)	(12.6%)

Total Institutional Accounts
Assets under management, beginning of period	$31,813	$31,533	$27,148
Inflows	2,263	1,031	851
Outflows	(1,461)	(901)	(1,187)
Net inflows (outflows)	802	130	(336)
Market appreciation (depreciation)	(7,254)	450	3,975
Distributions	(316)	(308)	(361)
Transfers	—	8	5
Total increase (decrease)	(6,768)	280	3,283
Assets under management, end of period	$25,045	$31,813	$30,431	(21.3%)	(17.7%)
Average assets under management	$29,894	$31,347	$29,169	(4.6%)	2.5%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2020	December 31, 2019	March 31, 2019 (1)	December 31, 2019	March 31, 2019
U.S. Real Estate
Assets under management, beginning of period	$31,024	$30,964	$24,627
Inflows	2,487	2,405	1,350
Outflows	(1,931)	(1,355)	(982)
Net inflows (outflows)	556	1,050	368
Market appreciation (depreciation)	(7,377)	11	4,092
Distributions	(440)	(1,001)	(479)
Transfers	31	—	—
Total increase (decrease)	(7,230)	60	3,981
Assets under management, end of period	$23,794	$31,024	$28,608	(23.3%)	(16.8%)
Percentage of total assets under management	41.5%	43.0%	43.3%
Average assets under management	$29,536	$30,694	$27,090	(3.8%)	9.0%

Preferred Securities
Assets under management, beginning of period	$17,581	$16,749	$13,068
Inflows	2,456	1,320	1,758
Outflows	(2,576)	(767)	(724)
Net inflows (outflows)	(120)	553	1,034
Market appreciation (depreciation)	(2,395)	440	975
Distributions	(163)	(161)	(137)
Transfers	(31)	—	—
Total increase (decrease)	(2,709)	832	1,872
Assets under management, end of period	$14,872	$17,581	$14,940	(15.4%)	(0.5%)
Percentage of total assets under management	25.9%	24.4%	22.6%
Average assets under management	$17,253	$17,112	$14,119	0.8%	22.2%

Global/International Real Estate
Assets under management, beginning of period	$13,509	$13,141	$11,047
Inflows	1,747	629	661
Outflows	(898)	(488)	(469)
Net inflows (outflows)	849	141	192
Market appreciation (depreciation)	(3,345)	385	1,658
Distributions	(8)	(158)	(19)
Total increase (decrease)	(2,504)	368	1,831
Assets under management, end of period	$11,005	$13,509	$12,878	(18.5%)	(14.5%)
Percentage of total assets under management	19.2%	18.7%	19.5%
Average assets under management	$12,732	$13,330	$12,103	(4.5%)	5.2%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2020	December 31, 2019	March 31, 2019 (1)	December 31, 2019	March 31, 2019
Global Listed Infrastructure
Assets under management, beginning of period	$8,076	$7,774	$6,517
Inflows	290	219	122
Outflows	(389)	(285)	(122)
Net inflows (outflows)	(99)	(66)	—
Market appreciation (depreciation)	(1,748)	194	918
Distributions	(54)	(52)	(48)
Transfers	—	226	—
Total increase (decrease)	(1,901)	302	870
Assets under management, end of period	$6,175	$8,076	$7,387	(23.5%)	(16.4%)
Percentage of total assets under management	10.8%	11.2%	11.2%
Average assets under management	$7,614	$7,671	$7,082	(0.7%)	7.5%

Other
Assets under management, beginning of period	$1,992	$2,210	$2,594
Inflows	63	49	60
Outflows	(65)	(124)	(580)
Net inflows (outflows)	(2)	(75)	(520)
Market appreciation (depreciation)	(461)	99	253
Distributions	(6)	(16)	(12)
Transfers	—	(226)	—
Total increase (decrease)	(469)	(218)	(279)
Assets under management, end of period	$1,523	$1,992	$2,315	(23.5%)	(34.2%)
Percentage of total assets under management	2.7%	2.8%	3.5%
Average assets under management	$1,853	$2,206	$2,423	(16.0%)	(23.5%)

Total
Assets under management, beginning of period	$72,182	$70,838	$57,853
Inflows	7,043	4,622	3,951
Outflows	(5,859)	(3,019)	(2,877)
Net inflows (outflows)	1,184	1,603	1,074
Market appreciation (depreciation)	(15,326)	1,129	7,896
Distributions	(671)	(1,388)	(695)
Total increase (decrease)	(14,813)	1,344	8,275
Assets under management, end of period	$57,369	$72,182	$66,128	(20.5%)	(13.2%)
Average assets under management	$68,988	$71,013	$62,817	(2.9%)	9.8%
_________________________ (1) Amounts have been recast to include model-based portfolios which were previously classified as assets under advisement.

Non-GAAP Reconciliations
Management believes that use of the following non-GAAP financial measures enhances the evaluation of the Company's results, as they provide greater transparency into the Company's operating performance. In addition, these non-GAAP financial measures are used to prepare the Company's internal management reports and are used by management in evaluating the Company's business.
While management believes that this non-GAAP financial information is useful in evaluating the Company's results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP Net Income Attributable to Common Stockholders and U.S. GAAP Earnings per Share to Net Income Attributable to Common Stockholders, As Adjusted, and Earnings per Share, As Adjusted

(in thousands, except per share data)	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Net income attributable to common stockholders, U.S. GAAP	$20,572	$36,728	$32,543
Seed investments (1)	9,588	(1,393)	(7,016)
Accelerated vesting of restricted stock units	—	358	129
General and administrative (2)	11,859	346	—
Foreign currency exchange (gains) losses—net (3)	(1,927)	2,822	664
Tax adjustments (4)	(10,653)	(2,864)	1,104
Net income attributable to common stockholders, as adjusted	$29,439	$35,997	$27,424

Diluted weighted average shares outstanding	48,591	48,703	47,642
Diluted earnings per share, U.S. GAAP	$0.42	$0.75	$0.68
Seed investments (1)	0.20	(0.03)	(0.15)
Accelerated vesting of restricted stock units	—	0.01	0.01
General and administrative (2)	0.25	0.01	—
Foreign currency exchange (gains) losses—net (3)	(0.04)	0.06	0.01
Tax adjustments	(0.22)	(0.06)	0.03
Diluted earnings per share, as adjusted	$0.61	$0.74	$0.58
_________________________

(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2) Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the first quarter of 2020 and fourth quarter of 2019.
(3) Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4) Tax adjustments are summarized in the following table:

(in thousands)	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Discrete tax items	$(5,820)	$(1,837)	$(194)
Tax effect of non-GAAP adjustments	(4,833)	(1,027)	1,298
Total tax adjustments	$(10,653)	$(2,864)	$1,104

Reconciliation of U.S. GAAP Operating Income and U.S. GAAP Operating Margin to Operating Income, As Adjusted, and Operating Margin, As Adjusted

(in thousands, except percentages)	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Revenue, U.S. GAAP	$105,830	$109,847	$94,226
Seed investments (1)	(29)	(19)	(280)
Revenue, as adjusted	$105,801	$109,828	$93,946

Expenses, U.S. GAAP	$77,461	$63,385	$58,791
Seed investments (1)	(228)	(224)	(496)
Accelerated vesting of restricted stock units	—	(358)	(129)
General and administrative (2)	(11,859)	(346)	—
Expenses, as adjusted	$65,374	$62,457	$58,166

Operating income, U.S. GAAP	$28,369	$46,462	$35,435
Seed investments (1)	199	205	216
Accelerated vesting of restricted stock units	—	358	129
General and administrative (2)	11,859	346	—
Operating income, as adjusted	$40,427	$47,371	$35,780

Operating margin, U.S. GAAP	26.8%	42.3%	37.6%
Operating margin, as adjusted	38.2%	43.1%	38.1%
_________________________

(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds.
(2) Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. rights offering in the first quarter of 2020 and fourth quarter of 2019.

Reconciliation of U.S. GAAP Non-operating Income (Loss) to Non-operating Income (Loss), As Adjusted

(in thousands)	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Non-operating income (loss), U.S. GAAP	$(19,843)	$1,352	$14,910
Seed investments (1)	21,893	(2,830)	(14,666)
Foreign currency exchange (gains) losses—net (2)	(1,927)	2,822	664
Non-operating income (loss), as adjusted	$123	$1,344	$908
_________________________

(1) Represents amounts related to the deconsolidation of seed investments in Company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2) Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.